INDEXIQ ACTIVE ETF TRUST
IQ MacKay ESG Core Plus Bond ETF
(the “Fund”)
Supplement dated May 9, 2023 (“Supplement”) to the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information (“SAI”), each dated August 31, 2022, as supplemented
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectus and SAI.
Effective immediately, the following changes will take place:
1.
Stephen Cianci will no longer serve as a portfolio manager of the Fund. All references to Mr. Cianci in the Prospectus, Summary Prospectus and SAI are deleted in their entirety.

2.
For the Prospectus and Summary Prospectus, under the heading entitled “Portfolio Managers”, the table is revised to add three additional portfolio managers, as described below, to the existing portfolio management team. Neil Moriarty, III and Lesya Paisley will continue to serve as portfolio managers of the Fund.

Name & Title	Length of Service with Subadvisor	Length of Service as Fund’s Portfolio Manager
Michael DePalma, Managing Director	2019	Since May 2023
Tom Musmanno, Managing Director	2021	Since May 2023
Shu-Yang Tan, Managing Director	2010	Since May 2023

3.
In the section of the Prospectus entitled “Management”, the subsection entitled “Portfolio Management” is amended to include the following information for Messrs. DePalma, Musmanno and Tan:

Mr. DePalma is Co-Head of the Global Fixed Income team and a Senior Portfolio Manager. Mr. DePalma is responsible for managing all Multi-Sector and related strategies. Previously, Mr. DePalma was Co-Head of MacKay’s Macro and Quantitative Solutions. Prior to joining MacKay Shields, Mr. DePalma was the CEO of PhaseCapital, where he managed systematic macro and credit strategies. Prior to joining PhaseCapital, Mr. DePalma was Chief Investment Officer for Quantitative Investment Strategies and Director of Fixed Income Absolute Return at AllianceBernstein where he managed multi-asset, multi-sector, global and credit fixed income, as well as stand-alone and overlay currency strategies. Prior to assuming this role, Mr. DePalma was Global Director of Fixed Income Quantitative Research. Mr. DePalma graduated with a B.S. from Northeastern University and a M.S. from New York University’s Courant Institute of Mathematical Sciences. He has been in the investment industry since 1990.
Mr. Musmanno joined MacKay Shields in April 2021 and currently serves as the Chief Operating Officer of MacKay Shields’ non-Municipal fixed income business. In addition, Mr. Musmanno is a Portfolio Manager on the Global Fixed Income team. Prior to joining MacKay, he previously worked for more than twenty years at Blackrock where he was responsible for their $75 billion plus Short Duration strategies and worked closely with the multi sector teams. He also served as a Portfolio Manager within the Global Fixed Income division at Merrill Lynch Investment Managers prior to it being acquired by BlackRock in 2006. Mr. Musmanno earned his Bachelors of Science in Finance from Siena College and his MBA in Finance from St. John’s University and is a CFA charterholder. Mr. Musmanno’s career in the investment management industry began in 1991.
Mr. Tan has served as portfolio manager of the Fund since 2023. He is a Managing Director and a Senior Portfolio Manager on the Global Credit team. Mr. Tan is part of the leadership team responsible for managing corporate credit across the group’s portfolios and is also a member of the
MEESGB16c-05/23

Investment Policy and Credit Committees. In addition to managing portfolios, he also leads the ESG (Environmental, Social and Governance) investment efforts within the team and is responsible for its implementation. He is also charged with oversight of the team’s trading function. He joined MacKay Shields in 2010 as a trader in the Global Fixed Income team. Prior to joining MacKay Shields, he spent 15 years as an Analyst, Trader, Senior Credit Portfolio Manager and Head of Credit Research with the Corporate Credit and Emerging Market Debt teams at UBS Asset Management. Before UBS, he was a Structured Product analyst with Eaton Vance and a Treasury Analyst at Wells Fargo Bank. He earned a B.S. degree in Computer Science from York University in Toronto, and an MBA from Berkeley Haas at the University of California. He became a CFA® Charterholder in 1992 and has been in the investment management industry since 1988.
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